People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Raymond James Bank Conference
Chicago, Illinois
August 10, 2011

Forward-Looking Statements

Trustmark
Banking and Financial Solutions

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission in this report could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark is Uniquely Positioned to Capitalize on Market Opportunities

Trustmark
Banking and Financial Solutions

- ✓ Strong market share in legacy markets with growth potential in Houston and Memphis
- ✓ Diversified and stable business mix
- ✓ Proven ability to generate superior profitability through the cycle
- ✓ Solid credit quality as a result of diligent credit risk management
- ✓ Robust capital position provides strategic flexibility

Strong Market Share in Legacy Markets
Growth Opportunities in Houston and Memphis

Trustmark
Banking and Financial Solutions

People you trust.
Advice that works.

At June 30, 2011

- **Total Assets** — **$9.7 billion**
- **Total Loans** — **$6.0 billion**
  HFI and Covered Loans
- **Total Deposits** — **$7.6 billion**
- **Market Cap** — **$1.5 billion**
- **Banking Centers** — **150**



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida

Financial Results ($ in thousands except per share data)	2010	Q1-11	Q2-11
Net income available to common shareholders	$100,636	$24,013	$31,602
Earnings per common share - diluted	$1.57	$0.37	$0.49
Return on average tangible common equity	12.31%	11.65%	14.71%

Diversified and Stable Business Mix

Trustmark
Banking and Financial Solutions

For The Year Ended December 31, 2010

($ in millions)

Total Revenue $518



Auto/Credit Card $14
3%
Mortgage $54
11%
Treasury & Other $81
16%
Insurance $28
5%
Wealth Management $27
5%
Memphis, TN 3%
Houston, TX 7%
FL Panhandle 2%
MS-Other 19%
Jackson 29%
Commercial – Retail Banking $313

Total Noninterest Income $166



Service Charges $55
33%
General Banking $32
19%
18%
14%
16%
Wealth Management $23
Mortgage $29
Insurance $27

Fee Income to Total Revenue 32%

Proven Ability to Generate Superior Profitability

($ in millions)

Trustmark
Banking and Financial Solutions

Profitability and Key Ratios	Q2-10	Q3-10	Q4-10	Q1-11	Q2-11
Net Income Available to Common Shareholders	$26.2	$25.9	$25.2	$24.0	$31.6
Return on Average Assets	1.13%	1.11%	1.07%	1.02%	1.32%
Return on Average Tangible Common Equity	12.92%	12.38%	11.96%	11.65%	14.71%

2Q2011 Return on Average Assets



1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
1.32
1.23
0.42
0.42
0.38
0.37
0.33
0.20
-0.55
TRMK
CFR
HBHC
STI
BXS
FHN
RF
IBKC
SNV

2Q2011 Return on Average Tangible Common Equity [(1)]



20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
14.71
14.09
5.73
5.29
3.77
2.88
2.20
-11.19
TRMK
CFR
BXS
HBHC
FHN
RF
IBKC
SNV

Source: SNL Financial and company reports
(1) Metric not available for STI

... Driven by Best in Class Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

- ✓ Best in class margin resulting from disciplined loan and deposit pricing and prudent investment portfolio management
- ✓ Management's focus on expense initiatives has translated into a top tier operating platform



2Q2011 Net Interest Margin—FTE
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.29
4.10
3.90
3.70
3.52
3.41
3.30
3.20
3.04
TRMK
HBHC
CFR
BXS
STI
SNV
IBKC
FHN
RF



2Q2011 Efficiency Ratio(1)
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
58.8
58.9
59.6
65.6
66.5
67.5
74.0
74.3
76.1
TRMK
CFR
SNV
HBHC
RF
STI
FHN
BXS
IBKC

(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Source: SNL Financial and company reports

Balanced Loan Portfolio

June 30, 2011
($ in millions)

Total Loans - HFI and Covered Loans
$5,995

Commercial Loans $3,940



Construction & Land Development $465
13 %
C & I $1,084
27 %
CRE Income Producing $753
19 %
Owner Occupied RE $730
19 %
State & Political Subs $354
9 %
Other $555
13 %

Consumer Loans $2,055



Other $56
3 %
Branch Direct $777
38 %
Indirect $137
7 %
Credit Card $40
2 %
Home Mortgage $1,044
51 %

Prudent Credit Risk Management

June 30, 2011

($ in millions)

- During the last 12 months the Florida construction and land development portfolio was reduced by 36.1% to $111.1 million. At quarter end, the associated reserve on this portfolio was $12.4 million, or 11.2%.
- Allocation of $86.8 million allowance for loan losses represented 1.84% of commercial loans and 0.76% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.47%; allowance represented 181.95% of nonperforming loans, excluding impaired loans with no specific reserves.

	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$407.2	$4,350.2	$491.7	$780.4	$6,029.6
Nonaccrual Loans	$30.8	$47.8	$17.6	$24.9	$121.0
Other Real Estate	$35.2	$21.2	$16.0	$17.6	$90.0
Nonperforming Assets	$66.0	$69.0	$33.5	$42.5	$211.0
Nonperforming Assets/Total Loans + ORE	14.91%	1.58%	6.60%	5.33%	3.45%
Provision for Loan Losses	$5.6	$1.3	$0.2	$1.0	$8.1
Net Charge-offs	$7.9	$3.4	$0.3	$3.1	$14.7



TRMK 2Q2011 NCOs/Average Loans
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.46
0.31
0.26
1.58
0.97
Florida
Mississippi
Tennessee
Texas
Total



Peer 2Q2011 NCOs/Average Loans
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.13
0.52
0.56
0.97
1.42
1.62
1.73
2.67
3.19
IBKC
CFR
HBHC
TRMK
BXS
FHN
STI
RF
SNV

Note: All ratios represented herein exclude covered assets (covered loans and covered ORE).
(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.
Source: SNL Financial and company reports

Stable Credit Quality

Dependable, Low Cost Core Funding Base
June 30, 2011
($ in millions)

Trustmark
Banking and Financial Solutions

Total Deposits $7,632



Noninterest Checking $1,807
24 %
Time $2,140
28 %
4 %
Savings $341
16 %
28 %
Money Market $1,191
Interest Checking $2,153

Loans HFI / Deposits



120%
100%
80%
60%
40%
20%
0%
101
92
90
84
81
79
79
72
53
FHN
STI
SNV
RF
BXS
TRMK
IBKC
HBHC
CFR

Source: SNL Financial and company reports

Robust Capital Position Provides Strategic Flexibility

Trustmark
Banking and Financial Solutions

- ✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers
- ✓ Existing capital base could support $2 billion to $3 billion in additional assets while maintaining appropriate capital ratios.

	Q2-10	Q3-10	Q4-10	Q1-11	Q2-11
Tangible Common Equity / Tangible Assets	9.32%	9.34%	9.11%	9.27%	9.43%
Tier 1 Risk-Based Capital Ratio	13.53%	13.75%	13.77%	14.24%	14.46%
Total Risk-Based Capital Ratio	15.53%	15.75%	15.77%	16.25%	16.47%



($ in millions)
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$300
$100
$1,330
$1,389
$1,588
$1,499
$1,501
$1,142
$1,159
$1,149
$1,160
$1,193
$833
$851
$842
$854
$886
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
Common Equity
Tangible Common Equity
Market Cap

Robust Capital Position and Attractive Dividend

Trustmark
Banking and Financial Solutions

- ✓ Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle
- ✓ Trustmark is one of the 28 largest banks [(1)] in the U.S. that maintained its dividend since September 2007

2Q2011 Tangible Common Equity/ Tangible Assets



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.2
9.4
9.1
8.9
8.1
8.0
7.3
6.6
6.0
IBKC
TRMK
CFR
FHN
HBHC
STI
BXS
SNV
RF

Trustmark's Annual Dividend - Last 20 Years



$0.92
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1989
1992
1995
1998
2001
2004
2007
2010

Dividend Yield [(2)]



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.9
3.2
3.1
2.4
1.9
0.6
0.4
0.3
0.2
TRMK
CFR
HBHC
IBKC
SNV
RF
FHN
BXS
STI

(1) Top 100 U.S. Banks ranked by total assets as of March 31, 2010, as reported data
(2) Indicated annual dividend as percent of June 30, 2011 closing price
Source: SNL Financial and company reports

Heritage Banking Group Acquisition

Trustmark
Banking and Financial Solutions

- ✓ Acquired from FDIC on April 15, 2011
- ✓ 90-year old financial institution headquartered in Carthage, MS
- ✓ #1 deposit market share in Leake County
- ✓ 8 branches, 4 of which were consolidated due to proximity to existing Trustmark offices
- ✓ At June 30, 2011, the carrying value of loans and deposits acquired was $97.2 million and $189.8 million



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida
Heritage
TRMK

- ✓ Substantially all loans and ORE covered by loss sharing agreement; FDIC assumes 80% of all losses
- ✓ Generated bargain purchase gain of $4.6 million after-tax, or approximately $0.07 per share in 2Q-11.
- ✓ Generated operating net income of approximately $600 thousand, or $0.01 per share, in 2Q-11.

Well Positioned for Continued Success

Trustmark Banking and Financial Solutions

	Industry	TRMK
Economy	✓ Slow recovery with continued uncertainty	✓ Trustmark's core franchise provides stability and profitability ✓ Growth opportunities in Houston and Memphis (and throughout the franchise) when economy normalizes
Interest Rates	✓ Exceptionally low interest rates	✓ Maintain net interest income
Credit	✓ Continued elevation in credit costs	✓ Anticipate additional reductions in problem assets and provisioning
Regulatory Reform	✓ Reg E and Durbin Amendment provide revenue headwinds	✓ Reg E – Opt in 72% response rate; 79% accepted OD protection • Potential revenue reduction of Opt-in estimated at $3 to $4 million in 2011 • Potential revenue reduction of additional regulatory guidance estimated at $5 million annually; $2 million impact if implemented in second half of 2011 • Implementing mitigating strategies to reduce impact of Reg E estimated at $4 million annually beginning in Q4-11 ✓ Durbin Amendment – no significant change in revenue expected in 2011; potential annual revenue reduction of $7 million when assets exceed $10 billion as defined by regulatory guidelines.
	✓ Anticipate higher regulatory capital requirements	✓ Robust capital position provides significant flexibility; capacity to increase assets by $2 to $3 billion and maintain capital at appropriate levels
Consolidation	✓ Sluggish economic environment coupled with increased credit costs and reduced revenue from regulatory reform will likely result in increased consolidation	✓ Ability to leverage existing capital base ✓ Proven capabilities to successfully acquire and integrate financial services firms

Strategic Priorities

Trustmark
Banking and Financial Solutions

- ✓ Maintain fortress balance sheet and appropriate capital ratios
- ✓ Support revenue growth opportunities with prudent investments
- ✓ Seek acquisition opportunities to enhance long-term shareholder value
- ✓ Position organization for success in new regulatory reform environment
- ✓ Continue to manage through challenging business cycle

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Jackson Metro

Trustmark
Banking and Financial Solutions


MADISON
Canton
Flora
Natchez Trace Pkwy
Ross Barnett Reservoir
Madison
Ridgeland
MISSISSIPPI
Clinton
Bolton
HINDS
Raymond
Pearl
Brandon
Pelahatchie
RANKIN
Richland
Florence
Banking center


Trustmark Bank
Trustmark Bank

- **Trustmark has \$2.0 billion in loans and \$3.6 billion in deposits+**
- **Maintain market dominance through cross-selling and retention**

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,044	-0.67%	40.58%	21
Rankin	146,177	9.82%	34.19%	12
Madison	97,343	11.41%	22.17%	9
TOTAL	**493,564**	**4.82%**	**35.42%**	**42**

\+ As of 6/30/2011
\++ As of 6/30/2010
Source: SNL Financial and ESRI

Houston MSA



MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
GRIMES
Hempstead
Prairie View
Waller
WALLER
Tomball
Spring Creek
Kingwood
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
HARRIS
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
Highlands
San Felipe
Brookshire
Katy
AUSTIN
I-10 Hov Ln
Bunker Hill Village
Spring Valley
Piney Point Village
Houston
Jacinto City
Channelview
Baytown
Galena Park
Pasadena
Bellaire
Deer Park
La Porte
Simonton
Wallis
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Stafford
Richmond
Missouri City
Taylor Lake Village
FORT BEND
Rosenberg
WHARTON
East Bernard
Pearland
BRAZORIA
Friendswood
Webster
Smithers Lake
Manvel
GALVESTON
Banking center



Trustmark Bank

- Trustmark has $780 million in loans and $455 million in deposits+
- Building stronger commercial, retail, and wealth management platforms

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,017,013	10.46%	0.37%	16

+ As of 6/30/2011
++ As of 6/30/2010
Source: SNL Financial and ESRI

Memphis MSA

Trustmark
Banking and Financial Solutions


Trustmark


Rosemark
Millington
385
204
Loosahatchie
Arlington
TENNESSEE
Lakeland
205
Marion
51
64
Somerville
Bartlett
15
14
Eads
Memphis
40
Fisherville
Williston
177
FAYETTE
Lake McKellar
Germantown
240
Collierville
Rossville Junction
385
175
SHELBY
Lake
Southaven
Olive Branch
Horn Lake
302
Memphis
72
78
MARSHALL
55
Byhalia
DE SOTO
Coldwater
Hernando
MISSISSIPPI
Banking center

- Trustmark has $363 million in loans and $640 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,325,833	4.28%	2.83%	22

\+ As of 6/30/2011
++ As of 6/30/2010
Source: SNL Financial and ESRI

Florida Panhandle

Trustmark
Banking and Financial Solutions





HOLMES
OKALOOSA
FLORIDA
WALTON
WASHINGTON
BAY
Wausau
Vernon
Redbay
Niceville
Valparaiso
Freeport
Fort Walton Beach
Destin
Choctawhatchee Bay
Miramar Beach
Santa Rosa Beach
Laguna Beach
Southport
West Bay
Lynn Haven
Hiland Park
Cedar Grove
Springfield
Panama City
Panama City Beach
Callaway
Parker

- **Trustmark has $407 million in loans and $235 million in deposits+**
- **Cross-sell to Fisher Brown Bottrell commercial insurance customers**
- **Focus on commercial lending and expansion of wealth management**

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,196	2.72%	4.57%	4
Okaloosa	191,856	3.29%	1.32%	1
Walton	57,960	9.34%	7.67%	3
Total	**420,012**	**3.89%**	**3.27%**	**8**

+ As of 6/30/2011
++ As of 6/30/2010
Source: SNL Financial and ESRI

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions